Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Luxoft Holding, Inc (the “Company”) on Form 20-F for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dmitry Loshchinin, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dmitry Loshchinin
Name:	Dmitry Loshchinin
Title:	Chief Executive Officer and President
(Principal Executive Officer)

Dated: July 14, 2017